EXHIBIT 10.4





                    AMENDMENT NO. 1 TO TAX MATTERS AGREEMENT




                  Reference is made to that certain Tax Matters Agreement (the "Agreement"), dated as of July 1, 1995, among N.V. Koninklijke KNP BT, BT Office Products International, Inc. ("Office Products"), Buhrmann-Tetterode International B.V., Astro-Valcour, Inc. and Sengewald U.S.A., Inc. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

                  Whereas, the agreements and instruments listed on Schedule B-1 attached hereto constituted, as of the date of the Agreement, part of the assets disposed of by Office Products, but were inadvertently omitted from Schedule B of the Agreement.

                  The parties hereto hereby agree that Schedule B to the Agreement is hereby amended, effective as of July 1, 1995, by adding thereto the instruments and documents listed on Schedule B-1 attached hereto.

                  This agreement amends the Agreement only to the extent provided herein and shall not constitute an amendment or modification to any other provision of the Agreement. All references to the Agreement shall be deemed references to the Agreement as amended hereby.


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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Agreement to be executed by their duly authorized representatives as of this 7th day of June, 1996.

                                        N.V. KONINKLIJKE KNP BT


                                        By:/s/ F.J. de Wit
                                           ---------------------------------
                                           Name:  F.J. de Wit
                                           Title:


                                        By:/s/ R.W.J.M. Bonnier
                                           ---------------------------------
                                           Name:  R.W.J.M. Bonnier
                                           Title:


                                        BT OFFICE PRODUCTS
                                        INTERNATIONAL, INC.


                                        By:/s/ John J. McKiernan
                                           ---------------------------------
                                           Name:  John J. McKiernan
                                           Title:


                                        BUHRMANN-TETTERODE
                                        INTERNATIONAL B.V.


                                        By:/s/ F.J. de Wit
                                           ---------------------------------
                                           Name:  F.J. de Wit
                                           Title:


                                        By:/s/ R.W.J.M. Bonnier
                                           ---------------------------------
                                           Name: R.W.J.M. Bonnier
                                           Title:


                                        ASTRO-VALCOUR, INC.


                                        By:/s/ Christopher G. Angus
                                           ---------------------------------
                                           Name:  Christopher G. Angus
                                           Title:


                                        SENGEWALD U.S.A., INC.


                                        By:/s/ Andre Leutscher
                                           ---------------------------------
                                           Name:  Andre Leutscher
                                           Title:



                                       -2-

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                                  SCHEDULE B-1



         25.  Richter Documents.

                  a. Agreement dated December 30, 1986 by, between and among BT USA, Inc., Astro Packaging, Inc. and Richter Manufacturing Corporation.

                  b.  Agreement dated December 30, 1986 by, between and among BT
USA,  Inc.,   Valcour   Holdings,   Inc.,   Valcour   Incorporated  and  Richter
Manufacturing Corporation.

                  c. Agreement dated as of December 30, 1986 by and among BT USA, Inc., Alfred H. Richter, Walter Richter, Richard A. Riddle, Michael Abbinante and Richter Manufacturing Corporation.

                  d. Technology Agreement and License dated December 30, 1986 by, between and among BT USA, Inc., Valcour Holdings, Valcour Incorporated, Ricour Incorporated, and Richter Manufacturing Corporation.

                  e. Agreement dated as of December 30, 1986 between BT USA, Inc., Valcour Holdings, Inc., Alfred H. Richter, Frederick T. Ducey, Richard A. Riddle and Frederick H. Collins with respect to the sale of shares of Valcour Holdings, Inc. to BT USA, Inc.

                                       -3-

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